         AMENDMENT NO. 3 dated as of April 30, 1999 (this "Amendment") to the Credit Agreement dated as of December 2, 1998, as amended (the "Credit Agreement") by and among FAMILY GOLF CENTERS, INC., a New York corporation (the "Company"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as Agent and as a Lender, and the Lenders Party Thereto.

         WHEREAS, the Company has requested and the Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.       AMENDMENTS.

         (a) Notwithstanding anything to the contrary in the Credit Agreement, the Company agrees it shall not, during the period from the date hereof through December 31, 1999, purchase or acquire all or a substantial part of the assets of, or purchase or hold beneficially, any stock or securities of any other Person, including, without limitation, in the context of a Permitted Acquisition other than those pending acquisitions described on Exhibit A attached hereto, provided that such pending acquisitions constitute Permitted Acquisitions.

         (b) Notwithstanding anything to the contrary in the Credit Agreement, from the date hereof through December 31, 1999, the "LIBO Margin" shall be 3.00% in all circumstances. In addition, from the date hereof through December 31, 1999, the margin payable with respect to Alternate Base Rate Loans pursuant to
Section 3.01 of the Credit Agreement shall be increased by 25 basis points.

         (c) Notwithstanding anything to the contrary in the Credit Agreement, from the date hereof until December 31, 1999, the Company and its Subsidiaries shall not incur any Indebtedness described in Section 7.02(h) of the Credit Agreement.

         (d) Notwithstanding anything to the contrary in the Credit Agreement, from the date hereof until December 31, 1999, the Company and its Subsidiaries shall not incur any additional Indebtedness described in Section 7.02(i) of the Credit Agreement except that, during such period, the Company agrees that it shall, no later than December 31, 1999, and the Lenders hereby permits the Company to, enter into a financing arrangement with Chinatrust U.S.A. or other financial institution acceptable to the Required Lenders (the "Mortgagee") pursuant to which the Company will incur up to $20,000,000 in Indebtedness to the Mortgagee secured by a Mortgage Lien on real property of the Company, provided, that (i) (A) any existing Indebtedness of the Company in favor of ORIX USA Corporation ("ORIX"), with respect to the facilities described on Exhibit B hereto, shall have been satisfied prior to such time or shall be satisfied with the proceeds of such Indebtedness and (B) all Liens (including without limitation, any Mortgage Liens) with respect to the facilities described on Exhibit B hereto are released simultaneously with payment to ORIX, (ii) such Mortgage Liens of the Mortgagee extend only to the real property, improvements and fixtures, but not to any personal property, located at the Company's facilities at Englewood, Colorado, Kent, Washington, Yorktown Heights, New York and Duluth, Georgia, or any other property mutually agreed upon by the Company and the Required Lenders, (iii) the Company shall deliver to the Agent copies of any such mortgages, deeds of trust and all agreements and instruments executed in connection therewith, promptly after execution thereof, (iv) (a) the final date of maturity of such Indebtedness shall not be less than five (5) years from the date of funding thereof and (b) the principal repayment of such Indebtedness shall be based upon an amortization schedule of not less than fifteen (15) years, and (v) such Indebtedness otherwise complies with the terms and conditions set forth in Section 7.02(i) and all other applicable provisions of the Credit Agreement.

         (e) Section 7.13(a) of the Credit Agreement is hereby amended by deleting the reference to "$230,000,000" in the second line thereof, and replacing it with the reference "$225,000,000" in its place and stead.

         (f) Section 7.13(c) of the Credit Agreement is hereby amended by deleting the table therefrom and by substituting the following in its place:

         PERIOD                                                      RATIO
         ------                                                      -----

         Closing Date through December 31, 1998                    5.90:1:00
         January 1, 1999 through June 29, 1999                     6.25:1.00
         June 30, 1999 through September 29, 1999                  5.50:1.00
         September 30, 1999 through December 30, 2000              5.00:1.00
         December 31, 2000 and thereafter                          4.50:1.00

         (g) Section 7.13(e) of the Credit Agreement is hereby amended by deleting the table therefrom and by substituting the following in its place:

         PERIOD                                                      RATIO
         ------                                                      -----

         Closing Date through December 31, 1998                     3.00:1.00
         January 1, 1999 through June 29, 1999                      3.75:1.00
         June 30, 1999 through December 30, 1999                    3.25:1.00
         December 31, 1999 through December 30, 2000                3.00:1.00
         December 31, 2000 and thereafter                           2.50:1.00

         (h) Section 7.13(f) of the Credit Agreement is hereby amended and restated to provide in its entirety as follows: "Permit the Company or any of its Subsidiaries to make any Capital Expenditures during the period commencing April 1, 1999 and ending December 31, 1999 other than those Capital Expenditures in the total amount set forth in the capital expenditure budget attached hereto as Exhibit C, with respect to the projects described therein. From and after January 1, 2000, the aggregate amount of Consolidated Capital Expenditures of the Company and its Subsidiaries financed with indebtedness for borrowed money (excluding indebtedness for borrowed money evidenced by a Loan) shall not exceed $50,000,000 during any fiscal year of the Company.

         (i) Section 7.13 of the Credit Agreement is hereby further amended by inserting the following new subsections (g) and (h) at the end thereof.

                  "(g)     Minimum Consolidated EBITDA.  Permit
                  Consolidated EBITDA to be less than the
                  amounts set forth below for the periods set forth below:

                  PERIOD                                          AMOUNT
                  ------                                          ------

                  Fiscal quarter ended 3/31/99                    $ 7,250,000
                  Fiscal quarter ended 6/30/99                    $21,000,000
                  Fiscal quarter ended 9/30/99                    $20,700,000

                  For purposes of this subclause (g) only, (1) Consolidated EBITDA shall be calculated without giving effect to the last sentence of the definition of the term "Consolidated EBITDA" and (2) "Consolidated Interest Expense" shall mean the consolidated gross interest expense of the Company and its Subsidiaries determined in accordance with Generally Accepted Accounting Principles applied on a consistent basis for the relevant quarterly period."

                  (h) Minimum Liquidity. Maintain at all times during the period ending December 31, 1999 minimum Liquidity of $5,000,000. For purposes hereof "Liquidity" shall mean the sum of (i) the aggregate amount of cash and Eligible Investments of the Company and its Subsidiaries and (ii) the unused portion of the Commitments."

         (j) Section 10.04 of the Credit Agreement is hereby amended by (a) deleting the reference to "(j)" on the sixth to last line thereof and replacing it with the letter "(k)" in its place and stead and (b) adding a new subsection "(k)" immediately following subsection "(j)" and immediately before the provision "in each case" as follows:

                  "(k) increase the Total Commitment,"

         2.       MISCELLANEOUS.
                  -------------

         Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

         Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

         The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

         The Company hereby represents and warrants that (a) after giving effect to this Amendment, the representations and warranties by the Company and each of its Subsidiaries pursuant to the Credit Agreement and the Loan Documents to which each is a party are true and correct in all material respects as of the date hereof with the same effect as those such representations and warranties have been made on and as of such date, unless such representation is as of a specific date, in which case, as of such date, (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Lenders when formally requested, in writing, by the Company, and the Lenders may deny any such requests for any reason in their sole discretion.

         This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. This Amendment shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Agent.

         This Amendment shall constitute a Loan Document.

         This Amendment shall not become effective until the Company shall have paid to the Agent for the ratable benefit of the Lenders an amendment fee of $125,000.

         IN WITNESS WHEREOF, the Company and the Agent, as authorized on behalf of the Required Lenders, have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                FAMILY GOLF CENTERS, INC.


                                By:   S/ Garrett J. Kelleher
                                   ----------------------------------------
                                Name:             Garrett J. Kelleher
                                Title:            Vice President


                                THE CHASE MANHATTAN BANK,
                                as Agent


                                By:   S/ Robert F. Eisen, Jr.
                                   ---------------------------------------
                                Name:             Robert F. Eisen, Jr.
                                Title:            Vice President

                                     CONSENT

Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Guaranty dated as of December 2, 1998, hereby acknowledges the terms of the Amendment contained herein and confirms that its Guaranty is in full force and effect.

ORIENT ASSOCIATES                            TPT SEGUNDO, INC.
INTERNATIONAL, INC.

SKYDRIVE ALLEY POND COMPANY,                 GLOBAL GOLF/GAVILAN
INC

SKYDRIVE GREENBURGH CO., INC.                INDIAN RIVER FAMILY GOLF
                                             CENTERS, INC.

SKYCON CONSTRUCTION CO., INC.                TUSCON FAMILY GOLF CENTERS,
                                             INC.

SKYDRIVE WILLOWBROOK, NJ, INC.               CINCINNATI FAMILY GOLF
                                             CENTERS, INC.

SKYDRIVE CO., INC.                           ST. LOUIS FAMILY GOLF CENTERS,
                                             INC.

PELHAM FAMILY GOLF CENTERS,                  WEST PALM BEACH FAMILY GOLF
INC.                                         CENTERS, INC.

RICHMOND FAMILY GOLF CENTERS,                SAN JOSE FAMILY GOLF CENTERS,
INC.                                         INC.

PEACHTREE FAMILY GOLF CENTERS,               EASTON FAMILY GOLF CENTERS,
INC.                                         INC.

ALPHARETTA FAMILY GOLF                       RANDALL'S ISLAND FAMILY GOLF
CENTERS, INC.                                CENTERS, INC.

VALLEY VIEW FAMILY GOLF                      PRIVATIZATION PLUS, INC.
CENTERS, INC.

MESA FAMILY GOLF CENTERS, INC.               WESTMINSTER FAMILY GOLF
                                             CENTERS, INC.

VIRGINIA BEACH FAMILY GOLF                   CAROLINA SPRINGS FAMILY GOLF
CENTERS, INC.                                CENTERS, INC.

FLEMINGTON FAMILY GOLF                       DENVER FAMILY GOLF CENTERS,
CENTERS, INC.                                INC.

YORKTOWN FAMILY GOLF CENTERS,                FLANDERS FAMILY GOLF CENTERS,
INC.                                         INC.

By:   S/ Garrett J. Kelleher                 By:   S/ Garrett J. Kelleher
   ------------------------------               ----------------------------
Title:  Vice President of each               Title:  Vice President of each
of the foregoing corporations                of the foregoing corporations

THE PRACTICE TEE, INC.                    MARGATE FAMILY GOLF CENTERS,
                                          INC.

THE SEVEN IRON, INC.                      BROOKLYN FAMILY GOLF CENTERS,
                                          INC.

C.B. FAMILY GOLF CENTERS, INC.            LAKE GROVE FAMILY GOLF
                                          CENTERS, INC.

DARLINGTON FAMILY GOLF                    GOLDEN SPIKES, INC.
CENTERS, INC.

MAINEVILLE FAMILY GOLF                    WHITEHALL FAMILY GOLF CENTERS,
CENTERS, INC.                             INC.

MILWAUKEE FAMILY GOLF CENTERS,            SPORTS PLUS PROPERTIES, INC.
INC.

OLNEY FAMILY GOLF CENTERS,                SPORTS PLUS PROPERTIES, LLC
INC.

PALM DESERT FAMILY GOLF                   GENPROP, LLC
CENTERS, INC.

BROWARD FAMILY GOLF CENTERS,              ICEWORKS OF AMERICA, INC.
INC.

ENGLEWOOD FAMILY GOLF CENTERS,            COMMACK FAMILY GOLF CENTERS,
INC.                                      INC.

RALEIGH FAMILY GOLF CENTERS,              GREENVILLE FAMILY GOLF
INC.                                      CENTERS, INC.

TEMPE FAMILY GOLF CENTERS,                THE GOLF ACADEMY OF HILTON
INC.                                      HEAD ISLAND, INC.

GREEN OAK GOLF PRACTICE                   CHICAGO FAMILY GOLF CENTERS,
CENTER, INC.                              INC.

BRONX FAMILY GOLF CENTERS,                FEDERAL WAY FAMILY GOLF
INC.                                      CENTERS,INC.

MILPITAS FAMILY GOLF CENTERS,             COUNTY LINE FAMILY GOLF
INC.                                      CENTERS, INC.

SAN BRUNO FAMILY GOLF CENTERS,            FAIRFIELD FAMILY GOLF CENTERS,
INC.                                      INC.

INTERBAY FAMILY GOLF CENTERS,             CONFIDENCE GOLF, INC.
INC.

By:   S/ Garrett J. Kelleher              By:   S/ Garrett J. Kelleher
    ----------------------------              ---------------------------
Title:  Vice President of each            Title:  Vice President of each
of the foregoing corporations             of the foregoing corporations

CARVER FAMILY GOLF CENTERS,                 KANSAS FAMILY GOLF CENTERS,
INC.                                        INC.

PALM FAMILY GOLF CENTERS, INC.              ELK GROVE FAMILY GOLF CENTERS,
                                            INC.

CERRITOS FAMILY GOLF CENTERS,               SPORTS PLUS CINCINNATI, INC.
INC.
                                            WICHITA FAMILY GOLF CENTERS,
PHILADELPHIA FAMILY GOLF                    INC.
CENTERS, INC.

ENCINO/BALBOA FAMILY GOLF                   STUART FAMILY GOLF CENTERS,
CENTERS, INC.                               INC.

HOLBROOK FAMILY GOLF CENTERS,               SPORTS PLUS RALEIGH, INC.
INC.

SHELTON FAMILY GOLF CENTERS,                SPORTS PLUS WOODBRIDGE, INC.
INC.

SPORTS PLUS NEW ROCHELLE, INC.              METROGOLF INCORPORATED

METROGOLF SAN DIEGO                         METROGOLF VIRGINIA, INC.
INCORPORATED

METROGOLF ILLINOIS CENTER,                  METROGOLF NEW YORK, INC.
INC.

METROGOLF MANAGEMENT, INC.                  FAMILY GOLF ACQUISITION, INC.

CARLSBAD FAMILY GOLF CENTERS,               FAMILY GOLF VENDING,INC.
INC.

EVERGREEN FAMILY GOLF CENTERS,              OVERLAND FAMILY GOLF CENTERS,
INC.                                        INC.

OVERLAND PARK, LLC                          GREEN VALLEY FAMILY GOLF
                                            CENTERS, INC.

GREEN VALLEY RANCH GOLF                     PARDOC VENDING CORP.
COURSE, LLC

EAGLE QUEST GOLF CENTERS                    EAGLE QUEST GOLF CENTERS
(TEXAS) INC.                                (TEXAS II) INC.

PRECISION COURSES, INC.                     EAGLE QUEST GOLF CENTERS
                                            (CALIFORNIA) INC.

By:   S/ Garrett J. Kelleher                By:   S/ Garrett J. Kelleher
    ----------------------------                ---------------------------
Title:  Vice President of each              Title:  Vice President of each
of the foregoing corporations               of the foregoing corporations

IMG PROPERTIES, INC.                      EAGLE QUEST GOLF CENTERS
                                          (H.P.) INC.

EAGLE QUEST GOLF CENTERS                  EAGLE QUEST GOLF CENTERS
ENTERTAINMENT INC.                        (WASHINGTON) INC.

EAGLE QUEST GOLF CENTERS                  GOLF PARK, INC.
(U.S.) INC.

SOLANO GOLF CENTER, LP                    GOOSE CREEK GOLF PARTNERS
                                          LIMITED PARTNERSHIP

ILLINOIS CENTER GOLF PARTNERS,            VINTAGE NEW YORK GOLF, LLC
L.P.

GBGC FAMILY GOLF CENTERS, INC.            SACRAMENTO FAMILY GOLF
                                          CENTERS, INC.

VOORHEES FAMILY GOLF CENTERS,             PORTLAND FAMILY GOLF CENTERS,
INC.                                      INC.

KANSAS CITY FAMILY GOLF                   BLUE EAGLE OF KANSAS, INC.
CENTERS, INC.

BLUE EAGLE OF FLORIDA, INC.               BLUE EAGLE (OP) INC.

PINNACLE ENTERTAINMENT, INC.              SKATENATION, INC.

RECREATIONAL MANAGEMENT                   RECREATIONAL MANAGEMENT
SERVICES CORPORATION                      CORPORATION

RECREATIONAL MANAGEMENT                   SKATENATION OF RICHMOND WEST,
SERVICES CORPORATION OF NEW               LLC
JERSEY, INC.

SKATENATION OF RICHMOND SOUTH,            SKATENATION OF PRINCE WILLIAM,
LLC                                       LLC

SKATENATION OF RESTON, LLC                SKATENATION OF PINEY ORCHARD,
                                          LLC

INTERNATIONAL SKATING CENTER              82ND AVENUE GOLF RANGE, INC.
OF CONNECTICUT, LLC

RMSC OF CALIFORNIA, INC.

By:   S/ Garrett J. Kelleher              By:   S/ Garrett J. Kelleher
    ----------------------------              ------------------------------
Title:  Vice President of each            Title:  Vice President of each
of the foregoing corporations             of the foregoing corporations

                                    EXHIBIT A
                                    ---------

                         PERMITTED PENDING ACQUISITIONS

                                    EXHIBIT B
                                    ---------

                       ORIX MORTGAGE LIENS TO BE RELEASED


Location of Facility:

         Greenville, South Carolina
         Fountain Inn, South Carolina
         Alpharetta, Georgia
         Yorktown Heights, New York
         Flanders, New Jersey

                                    EXHIBIT C
                                    ---------

                           CAPITAL EXPENDITURE BUDGET